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                               PURCHASE AGREEMENT

                                     BETWEEN

                       WILLIAM D. OATES and MARILYN OATES

                                    AS SELLER


                                       AND


             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP,
                           a Texas limited partnership

                                  AS PURCHASER



                          As of __________ _____, 2005




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                               PURCHASE AGREEMENT


        THIS PURCHASE AGREEMENT (the "AGREEMENT") is made to be effective as of the Effective Date (as hereinafter defined) by and between WILLIAM D. OATES, an individual, and MARILYN OATES, an individual (collectively, "SELLER"), and BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP, a Texas limited partnership ("PURCHASER").


                              W I T N E S S E T H:

                                    ARTICLE I

                                PURCHASE AND SALE

        1.1 AGREEMENT OF PURCHASE AND SALE. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

                (a) that certain tract or parcel of land situated in Dallas County, Texas, more particularly described by metes and bounds on EXHIBIT A attached hereto and made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "LAND");

                (b) the buildings and other improvements on the Land, including specifically, without limitation, that certain office building and related facilities located thereon (the property described in clause
        (b) of this Section 1.1 being herein referred to collectively as the "IMPROVEMENTS");

                (c) the personal property owned by Seller upon the Land or within the Improvements, including specifically, without limitation, heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property used in connection with the operation of the Land and the Improvements (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the "PERSONAL PROPERTY");

                (d) all of Seller's right, title and interest in all oral or written agreements pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Seller (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the "Leases"); and

                (e) all of Seller's right, title and interest in and to (i) all assignable contracts and agreements relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of Closing (as such term is defined in Section 4.1 hereof) (collectively, the "OPERATING AGREEMENTS"); (ii) all warranties and guaranties (express or implied) issued to Seller in connection with the Improvements or the Personal Property; (iii) all licenses, permits, certificates of occupancy and other consents or approvals from governmental authorities or private parties which relate to the Real Estate, Improvements, or Personal Property; (iv) all other intangible property associated with the use or operation of the Land, Improvements or Personal Property, including specifically, without limitation, the use of any and all trade names or logos used by Seller in the operation of the Real Estate, Improvements or Personal


PURCHASE AGREEMENT - Page 1

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        Property; and (v) all plans, specifications, drawings, reports, studies, books, records and other documents pertaining to the Land, Improvements or Personal Property (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the "INTANGIBLES").

        1.2 PROPERTY DEFINED. The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "PROPERTY."

        1.3. PERMITTED EXCEPTIONS. The Property shall be conveyed subject to the matters which are deemed to be Permitted Exceptions pursuant to Section 2.3 hereof (herein referred to collectively as the "PERMITTED EXCEPTIONS").

        1.4 PURCHASE PRICE. Seller is to sell and Purchaser is to purchase the Property for a total of Six Million Three Hundred Fifty Thousand and No/100 Dollars ($6,350.000) (the "PURCHASE PRICE").

        1.5 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable in cash or immediately available funds at Closing.

        1.6 INDEPENDENT CONTRACT CONSIDERATION. Upon the Effective Date hereof, Purchaser shall deliver to Seller a check in the amount of Fifty and No/100 Dollars ($50.00) ("INDEPENDENT CONTRACT CONSIDERATION"), which amount the parties hereby acknowledge and agree has been bargained for and agreed to as consideration for Seller's execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of any other consideration or payment provided in this Agreement, and is nonrefundable in all events.

        1.7 EARNEST MONEY. Within two (2) business days after the Effective Date hereof, Purchaser shall deposit with Reunion Title (the "TITLE COMPANY"), at 8214 Westchester Drive, Suite 800, Dallas, Texas 75225 (Attention: Mike Richards), the sum of Fifty Thousand Dollars ($50,000) (the "FIRST DEPOSIT") to be held by the Title Company in accordance with the terms of this Agreement. Within two (2) business days after the expiration of the Inspection Period (as hereinafter defined), if this Agreement has not then been terminated in accordance with the terms hereof, Purchaser shall deposit with the Title Company additional cash in the amount of One Hundred Fifty Thousand ($150,000.00) (the "SECOND DEPOSIT") as additional earnest money under this Agreement. The First Deposit and the Second Deposit, together with all interest earned on such sums, are herein referred to collectively as the "EARNEST MONEY." The Earnest Money shall be held by the Title Company in an interest-bearing account in accordance with the terms of this Agreement. All interest accruing on such sum shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. At Closing, the Earnest Money shall be applied towards payment of the Purchase Price.


                                   ARTICLE II

                                TITLE AND SURVEY

        2.1 COMMITMENT FOR TITLE INSURANCE. Within five (5) days after the Effective Date, Seller shall deliver to Purchaser and the surveyor described in
Section 2.2 below (a) a current title commitment (the "TITLE COMMITMENT") covering the Property, showing all matters affecting title to the Property and binding the Title Company to issue at Closing an Owner's Policy of Title Insurance on the standard form of policy prescribed by the Texas State Board of Insurance in the full amount of the Purchase Price pursuant to Section 2.5 hereof, and (b) legible copies of all instruments (the "EXCEPTION INSTRUMENTS") referenced in Schedule B and Schedule C of the Title Commitment.


PURCHASE AGREEMENT - Page 2

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        2.2     SURVEY. Within ten (10) days after the Effective Date, Seller shall, at Seller's expense, furnish to Purchaser a current Survey (the "SURVEY") of the Property prepared by a reputable surveyor or surveying firm licensed by the State of Texas. The Survey shall (a) locate all easements of which the surveyor has knowledge or has been advised (whether of record or apparent from an inspection of the Property) and rights of way on or adjacent to the Property (identified by recording data, if applicable); (b) show the Improvements situated on the Real Estate and the dimensions of all buildings thereon; (c) show the location and size of all streets (existing or proposed) on or adjacent to the Property; (d) show any encroachments or protrusions, railroads, rivers, creeks, or other water courses, fences, visible utilities, and other matters located on or affecting the Property (and any recording information relating thereto); (e) set forth the number of square feet comprising the Property, together with a legal description of the boundaries of the Property by metes and bounds; (f) certify that the Property does not lie within the 100-year flood plain as established by the FEMA Flood Insurance Rate MAP; (g) contain a certification by the surveyor in substantially the form of EXHIBIT B attached hereto; and (h) in general, comply with the Texas Surveyor's Association standards for a Category IA, Condition II Survey. Unless otherwise agreed by Seller and Purchaser, the metes and bounds description contained in the Survey shall be the legal description employed in the documents of conveyance of the Property.

        2.3 TITLE REVIEW PERIOD. After receipt of the last of the Title Commitment, legible copies of the Exception Instruments, and the Survey, Purchaser shall have a period of ten (10) days to review the state of Seller's title to the Property (the "TITLE REVIEW PERIOD"). If the Survey, the Title Commitment or the Exception Instruments reflect or disclose any defect, exception or other matter affecting the Property ("TITLE DEFECTS") that is unacceptable to Purchaser for any reason whatsoever, then prior to the expiration of the Title Review Period, Purchaser may provide Seller with written notice of its objections, and Seller shall have ten (10) days (the "CURE PERIOD") from the date of the notice to remove or cure any Title Defects to the satisfaction of Purchaser. Seller shall use its reasonable, good faith efforts to remove or cure the Title Defects to Purchaser's satisfaction, but shall not be required to incur any costs in excess of One Thousand Dollars ($1,000) in doing so (other than as provided in Section 2.4 below) or to institute litigation. If Seller does not cure any or all of the Title Defects within the Cure Period, Seller shall notify Purchaser in writing, prior to the expiration of the Cure Period, of its failure to cure such Title Defects, and Purchaser may, prior to the later of (a) five (5) days after receipt of Seller's notice of its failure to cure, or (b) the expiration of the Inspection Period (hereinafter defined) either (i) terminate this Agreement by written notice delivered to Seller, or (ii) elect to waive any uncured Title Defect. If Purchaser fails to terminate the Agreement by written notice delivered to Seller prior to the expiration of the time period referenced in the immediately preceding sentence, then any Title Defects that Seller has not cured shall be deemed waived by Purchaser. If Purchaser shall fail to notify Seller in writing of any objections to the state of Seller's title to the Property as shown by the Title Commitment, the Exception Documents or the Survey, or if Purchaser elects to waive all or any of the Title Defects, or is deemed to have waived all or any of the Title Defects, then any exceptions to Seller's title to which Purchaser has not objected or which have been objected to and waived by Purchaser and which are disclosed by the Title Commitment shall be considered to be "Permitted Exceptions". If Purchaser terminates this Agreement pursuant to this section, then neither Seller nor Purchaser shall have any further rights or obligations under this Agreement and the Earnest Money shall be returned to Purchaser.

        2.4 OBLIGATION TO CURE LIENS. Notwithstanding anything to the contrary contained in this Article II, if at Closing there are any mechanic's or materialmen's liens or mortgages, deeds of trust or other instruments creating a lien for borrowed money against all or any part of the Property (collectively, "LIENS"), Seller shall discharge the same of record and apply such portions of the Purchase Price or Seller's funds as may be necessary to accomplish the same.


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        2.5     OWNER'S POLICY OF TITLE INSURANCE. At Closing, Seller shall cause the Title Company to issue to Purchaser an Owner's Policy of Title Insurance (the "TITLE POLICY") covering the Property, in the full amount of the Purchase Price, in the form prescribed by the Texas State Board of Insurance, insuring that Purchaser is the owner of good and indefeasible fee simple title to the Property, subject only to the Permitted Encumbrances, and with the standard printed exceptions modified as follows: (a) the exception for restrictive covenants shall either be deleted or shall list specific restrictions; (b) the exception for ad valorem taxes shall reflect only taxes for the current year and subsequent years, and subsequent assessments for prior years due to changes in land usage or ownership, and shall be endorsed "not yet due and payable"; (c) there shall be no exception for "visible and apparent easements," for "public or private roads" or the like; (d) there shall be no exception for "rights of parties in possession," although there may be an exception for Leases specifically described in the Title Policy; and (e) any reference to submitting claims under the Title Policy to arbitration shall be deleted.


                                   ARTICLE III

                                INSPECTION PERIOD

        3.1 RIGHT OF INSPECTION. During the period beginning upon the Effective Date and ending at 5 p.m., Dallas, Texas time, on the twentieth (20th) day following the Effective Date (hereinafter referred to as the "INSPECTION PERIOD"), Purchaser shall have the right to make a physical inspection of the Property, to conduct tests thereon (including specifically, without limitation, environmental tests and soil borings), to review the Due Diligence Materials (as hereinafter defined) and all other books, records and documents maintained by Seller relating to the Property, and to make inquiries to governmental authorities and other appropriate parties, so as to determine, at the sole discretion of Purchaser, whether the Property is suitable for Purchaser's purposes. All inspections shall occur at reasonable times and shall be conducted so as not to unreasonably interfere with use of the Property by Seller or its tenants. Purchaser has advised Seller that Purchaser must cause to be prepared up to three (3) years of audited financial statements in respect of the Property in compliance with the policies of Purchaser and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Seller agrees to use reasonable efforts to cooperate with Purchaser's auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive Closing). Without limiting the generality of the preceding sentence (i) Seller shall, during normal business hours, allow Purchaser's auditors reasonable access to the books and records maintained by Seller (and the Property's property manager) in respect of the Property; (ii) Seller shall use reasonable efforts to provide to Purchaser such financial information and supporting documentation as are necessary for Purchaser's auditors to prepare audited financial statements;
(iii) Seller shall make Seller's property manager and Seller's asset manager in respect of the Property available for interview in connection with the conduct of such audit; (iv) Seller will, promptly upon request of Purchaser, provide to Purchaser's auditors a management representation letter, reasonably satisfactory to Purchaser's auditors, addressed to Purchaser's auditors; and (v) if Seller has audited financial statements with respect to the Property, Seller shall promptly provide Purchaser's auditors with a copy of such audited financial statements. If after Closing Seller obtains an audited financial statement in respect of the Property for a fiscal period in 2004 or 2005 that was not completed at the time of Closing, then Seller shall promptly provide Purchaser with a copy of such audited financial statement, and the foregoing covenant shall survive Closing. Purchaser agrees to indemnify and hold Seller harmless of and from any claim for physical damages or physical injuries arising from Purchaser's inspection of the Property, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify shall survive Closing or any termination of this Agreement.

        3.2 RIGHT OF TERMINATION. Seller agrees that in the event Purchaser determines, in Purchaser's sole discretion, that the Property is not suitable for its purposes, or that it is in the interest of Purchaser to


PURCHASE AGREEMENT - Page 4

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terminate this Agreement for any other reason, then Purchaser shall have the right to terminate this Agreement by sending written notice thereof (hereinafter referred to as the "NOTICE OF TERMINATION") to Seller prior to the expiration of the Inspection Period. Upon delivery by Purchaser of such Notice of Termination within the Inspection Period, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. If Purchaser fails to send Seller a Notice of Termination prior to the expiration of the Inspection Period, Purchaser shall no longer have any right to terminate this Agreement under this Article III.


                                   ARTICLE IV

                                     CLOSING

        4.1 TIME AND PLACE. Closing of the transaction contemplated hereby ("CLOSING") shall be held at the offices of the Title Company on the tenth
(10th) day after the expiration of the Inspection Period (the "CLOSING DATE") unless otherwise mutually agreed by Seller and Purchaser. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions.

        4.2     SELLER'S OBLIGATIONS AT CLOSING. At Closing, Seller shall:

                (a) deliver to Purchaser a Special Warranty Deed (the "DEED") in the form of EXHIBIT C attached hereto and made a part hereof, executed and acknowledged by Seller and in recordable form, conveying the Land and Improvements to Purchaser, subject only to the Permitted Exceptions;

                (b) deliver to Purchaser a Bill of Sale and Assignment (the "BILL OF SALE") in the form of EXHIBIT D attached hereto and made a part hereof, executed and acknowledged by Seller and in recordable form;

                (c) join with Purchaser in the execution and acknowledgment of an Assignment and Assumption of Contracts (the "ASSIGNMENT OF CONTRACTS") in the form of EXHIBIT E attached hereto and made a part hereof;

                (d) join with Purchaser in the execution of a letter to each tenant of the Property in the form of EXHIBIT F attached hereto and made a part hereof;

                (e) deliver to Purchaser a FIRPTA Affidavit in the form of EXHIBIT G attached hereto and made a part hereof, duly executed by Seller;

                (f) deliver to Purchaser a current rent roll for the Property certified by Seller to be true and correct as of the Closing Date;

                (g) deliver to Purchaser a "bills paid affidavit" verifying that there are no unpaid bills, expenses or claims with respect to the Property and indemnifying Purchaser from any loss, liability or expense resulting from or incident to any such matters;

                (h) deliver to Purchaser a certificate of compliance with the architectural barrier provisions of the State Purchase and General Services Act issued with respect to the Property;


PURCHASE AGREEMENT - Page 5

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                (i)     deliver to Purchaser such evidence as Purchaser's
        counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

                (j) deliver to Purchaser original Leases, original Operating Agreements and all other documents described in Section 1.1 hereof;

                (k) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

                (l) deliver to Purchaser all available keys or access cards used with respect to the Property in Seller's possession; and

                (m)     deliver to Purchaser the Title Policy pursuant to
        Section 2.5 hereof.

        4.3     PURCHASER'S OBLIGATIONS AT CLOSING. At Closing, Purchaser shall:

                (a) pay to Seller the amount of the Purchase Price in cash or immediately available wire transferred funds, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price;

                (b) join Seller in execution of the instruments described in Sections 4.2(c) and 4.2(d) above;

                (c) deliver to Seller such evidence as Seller's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser.

        4.4 CREDITS AND PRORATIONS. The following provisions shall govern the apportionment of income and expenses with respect to the Property between Seller and Purchaser:

                (a) Real estate taxes and assessments and personal property taxes shall not be prorated between Seller and Purchaser at Closing, since GRS (as hereinafter defined) is responsible for their payment pursuant to the terms of the GRS Lease (as hereinafter defined).

                (b) Expenses under the Operating Agreements shall be prorated between Seller and Purchaser at Closing.

                (c) Basic rents ("BASIC RENT") and additional rent relating to escalation and pass-throughs of operating and other similar expenses ("ADDITIONAL RENT") shall be prorated between Seller and Purchaser based upon Basic Rent and Additional Rent actually collected. All prepaid Basic Rent, Additional Rent and other income from the Property shall be credited to Purchaser at Closing, to the extent same is attributable to a period of time after Closing. With respect to Additional Rent which is paid based upon an estimate, with an end-of-year accounting and adjustment, after Closing Seller and Purchaser shall make any adjustments to the proration of such items made at Closing at such time as the final tax and operating expenses numbers become available and such end-of-year accountings are completed. Any Additional Rent which may be due Seller as a result of such re-prorations shall be paid by Purchaser to Seller if and when such Additional Rent is collected by Purchaser.


PURCHASE AGREEMENT - Page 6

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                (d)     Basic Rent and Additional Rent which is delinquent and
        remains uncollected at Closing shall not be prorated between Seller and Purchaser at Closing. At Closing, Seller shall furnish to Purchaser a schedule of delinquent Basic Rent and Additional Rent due under the Leases. Purchaser shall pay Seller's prorata share of any delinquent Basic Rent and Additional Rent if and when collected by Purchaser; provided, however, that Purchaser shall have no obligation to collect or pursue the collection of same. It is understood and agreed that any Basic Rent or Additional Rent collected by Purchaser after Closing shall be applied first to currently due Basic Rent and Additional Rent. Purchaser shall hold all landlord's liens in the entireties thereof to enforce the payment of rentals to which Purchaser is entitled, and Seller shall be deemed to have transferred to Purchaser all of such landlord's liens.

                (e) All security deposits and other deposits payable to tenants under the Leases shall be credited to Purchaser at Closing.

                (f) The prorations described in this Section 4.4 shall be made as of 12:01 a.m. on the Closing Date, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs. All prorations described in this Section 4.4 shall be effected by increasing or decreasing, as the case may be, the amount of cash to be paid by Purchaser to Seller at Closing. Seller and Purchaser agree to adjust between themselves after Closing any errors or omissions in the prorations made at Closing; provided, however, that such prorations shall be deemed final and not subject to further post Closing adjustments if no such adjustments have been requested within one (1) year after the Closing Date.

        4.5 CLOSING COSTS. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the basic premium for the Title Policy; (d) the cost of the Survey; (e) the fees for recording the deed conveying the Property to Purchaser; and (f) one-half (1/2) of any escrow fee which may be charged by the Title Company. Purchaser shall pay (x) the cost of any endorsement to the Title Policy desired by Purchaser; (y) the fees of any counsel representing Purchaser in connection with this transaction; and (z) one-half (1/2) of any escrow fees charged by the Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.


                                    ARTICLE V

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

        5.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Purchaser as follows:

                (a) Seller has the full right, power and authority to enter into this Agreement and to perform all of its obligations under this Agreement, and the execution and delivery of this Agreement and the performance by Seller of its obligations under this Agreement require no further action or approval of Seller's partners or of any other person in order to constitute this Agreement as a binding and enforceable obligation of Seller.

                (b) To Seller's knowledge, the heating, ventilation, air conditioning and other mechanical systems located in the Improvements have been constructed in a good and workmanlike manner and are free from defects or damage which would render them unfit for their continued use in the manner in which they are presently used, subject, however, to ordinary wear and tear.


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                (c)     To Seller's knowledge, the foundation, walls and all
        structural components of the Improvements are structurally sound and Seller has no knowledge of any material defects or damage to any of the foregoing.

                (d) To Seller's knowledge, the Property is not in violation of any governmental order, regulation, statute, code or ordinance dealing with the use, construction, operation, safety and/or maintenance thereof, and all existing zoning and building codes and other applicable laws and governmental regulations permit the operation of the Property in accordance with its present usage. To Seller's knowledge, all necessary certificates of occupancy, licenses or permits, authorizations, consents and approvals required by all governmental or quasi-governmental authorities having jurisdiction, and the requisite certificates of the local Board of Fire Underwriters (or other body exercising similar functions) have been issued for the Improvements, have been paid for in full, and are in full force and effect.

                (e) There has been no written demand made upon Seller by any mortgagee, insurance underwriter or governmental authority for work to be done or other action to be taken by Seller which has not been complied with to the satisfaction of the entity making such demand. To Seller's knowledge, no defect or condition exists with respect to the Property which would adversely affect the insurability of the Property.

                (f) There is no pending condemnation, expropriation, eminent domain, litigation, administrative action or other legal proceeding affecting all or any portion of the Property, and Seller has not received any written or oral notice of any of the same and has no knowledge that any such proceeding is contemplated.

                (g) Seller has no knowledge of any change contemplated in any applicable laws or any judicial or administrative action, or any action by adjacent landowners, or any natural or artificial conditions upon the Property, which would prevent, limit, impede or render more costly Purchaser's contemplated use of the Property.

                (h) There are no Leases granting any person a right to occupy the Property other than the Lease (the "GRS LEASE") with Government Record Services, Inc. ("GRS"), which lease is guaranteed by Affiliated Computer Services, Inc. and Tyler Technologies, Inc. The GRS Lease is in full force and effect and no default on the part of Seller or any tenant thereunder exists or has been alleged to exist. All repairs, alterations, and other work required to be performed by Seller under the GRS Lease have been fully performed and paid for in full by Seller. GRS has not paid rent for more than one month in advance of the current month. GRS has not asserted any claim or offset which would in any way affect the collection of rent from GRS, nor has GRS given any notice to Seller of its intention to terminate its tenancy.

                (i) All obligations of Seller arising from the ownership and operation of the Property and business operated thereon, including but not limited to salaries, taxes, charges, operating expenses and the like (but excluding those obligations of GRS under the GRS Lease), have been paid as they became due or will be paid at or prior to Closing. Except for obligations for which provisions are herein made for proration or other adjustment at Closing, there will be no obligations of Seller with respect to the Property outstanding as of the Closing Date.

                (j) No person, firm or entity, other than Purchaser has any right to acquire the Property or any part thereof.


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                (k)     This Agreement and the conveyance of the Property will
        not cause to be imposed on Purchaser any liability to withhold any amount pursuant to Section 1445 of the Internal Revenue Code or the implementing regulations.

                (l) Seller has not disposed of or otherwise released or allowed to be released any hazardous or toxic substances, petroleum products, chemicals, or wastes of any kind on, in, or under the Property, including any surface waters or groundwater located on such Property, nor has Seller caused or allowed to be released or discharged any hazardous or toxic substances, petroleum products, chemicals, or wastes of any kind on, in, or under any tracts in proximity to the Property, including the surface or groundwaters thereof. To Seller's knowledge, there are no hazardous or toxic substances, petroleum products, chemicals, or wastes on, in, or under the Property, including surface or groundwaters, regardless of source or cause, and there are no underground storage tanks on the Property.

        5.2 COVENANTS OF SELLER. Seller hereby covenants with Purchaser as follows:

                (a) Within five (5) days after the Effective Date, Seller shall deliver to Purchaser the documents and other items (the "DUE DILIGENCE MATERIALS") listed on EXHIBIT I attached hereto and made a part hereof.

                (b) So long as this Agreement remains in effect, Purchaser will be allowed access to the Property and the books and records related to the Property under the terms and conditions set forth in Section 3.1 hereof.

                (c) Seller shall not negotiate, execute or commit to enter into (i) any Lease; or (ii) any modification, amendment, restatement or renewal of any Lease, without Purchaser's prior written consent in each instance.

                (d) Seller shall not enter into any other contract (or an extension or modification of any other contract) with respect to the Property which will survive the Closing or otherwise affect the use, operation or enjoyment of the Property after the Closing, without first obtaining Purchaser's prior written consent thereof.

                (e) After the date hereof and prior to Closing, no part of the Property, nor any interest therein, will be alienated, liened, encumbered or otherwise transferred.,

                (f) Except to the extent required to be performed by GRS under the GRS Lease, pending Closing, Seller shall operate and manage the Property in a normal businesslike manner, maintaining present services and insurance policies, and shall maintain the Property in good repair and working order, shall keep on hand sufficient materials, supplies, equipment, inventory and other personal property for the efficient operation and management of the Property in a first-class manner, and shall perform when due, all of Seller's obligations under the Leases and other contracts affecting the Property and otherwise in accordance with applicable laws, ordinances, rules and regulations affecting the Property. Except to the extent required to be performed by GRS under the GRS Lease, Seller shall remedy any violation of any law, ordinance, order or other requirement of any governmental authority having jurisdiction over or affecting all or any part of the Property. Seller shall deliver the Property at Closing in substantially the same condition as it was on the Effective Date, reasonable wear and tear excepted. None of the Personal Property shall be removed from the Property, unless replaced by personal property of equal or greater utility and value.


PURCHASE AGREEMENT - Page 9

                (g) Except to the extent required to be performed by GRS under the GRS Lease, Seller has paid or will pay in full, prior to Closing, all bills and invoices for labor, goods, materials and services of any kind with respect to the Property and utility charges relating to the period prior to Closing. Without limiting the foregoing, any and all leasing commissions and Tenant Inducement Costs (as hereinafter defined) due or to become due with respect to Leases in existence on the Effective Date or Leases obtained prior to Closing will be paid in full by Seller on or before the Closing Date. As used herein, the term "Tenant Inducement Costs" means any payment required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically without limitation, tenant improvement costs, lease buyouts and moving allowances.

                (h) Seller shall, at the sole expense of Seller, cause any management and leasing agreement existing in respect of the Property to be terminated effective as of the Closing Date.

                (i) Seller shall promptly notify Purchaser of any change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of Seller to Purchaser under this Agreement untrue or misleading, or any covenant of Seller under this Agreement incapable or less likely of being performed, it being understood that Seller's obligation to provide notice to Purchaser under this Section 5.2 shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties or covenants in this Agreement.

        5.3 REPRESENTATIONS AND WARRANTY OF PURCHASER. Purchaser hereby represents and warrants to Seller:

                (a) Purchaser has the full right, power and authority to enter into this Agreement and to carry out Purchaser's obligations hereunder, and to perform all of its obligations under this Agreement, and the execution and delivery of this Agreement and the performance by Purchaser of its obligations under this Agreement requires no further action or approval of Purchaser's partners or of any other person in order to constitute this Agreement as a binding and enforceable obligation of Purchaser.

        5.4     SURVIVAL OF OBLIGATIONS. Seller and Purchaser agree as follows:

                (a) The representations and warranties made by Seller herein shall be continuing and shall be deemed to be made by Seller as of the Closing Date with the same force and effect as if made at and as of that time. All representations, warranties and covenants made by Seller herein shall survive Closing for a period of one (1) year, unless a longer survival period is expressly provided herein. Seller shall indemnify and hold Purchaser free and harmless from and against all losses, costs, damages and expenses of every kind and nature whatsoever (including reasonable attorneys' fees and costs) sustained by Purchaser as a result of any breach of any representation, warranty or covenant made by Seller in this Agreement.

                (b) The representations and warranties made by Purchaser herein shall be continuing and shall be deemed to be made by Purchaser as of the Closing Date with the same force and effect as if made at and as of that time. All representations and warranties of Purchaser shall survive Closing for a period of one (1) year. Purchaser shall indemnify and hold Seller free and harmless from and against all losses, costs, damages, and expenses of every kind and nature whatsoever (including reasonable attorneys' fees and costs) sustained by Seller as a result of any breach of any representation or warranty made by Purchaser.


PURCHASE AGREEMENT - Page 10

                                   ARTICLE VI

                       CONDITIONS PRECEDENT TO THE CLOSING

        6.1. CONDITIONS PRECEDENT OF PURCHASER. In addition to all other conditions set forth in this Agreement, Purchaser's obligation to consummate the Closing is subject to the satisfaction of each and every one of the conditions precedent set forth in this section 6.1 (all of which are for the sole benefit of Purchaser):

                (a) Prior to or on the Closing Date, Purchaser shall have received an Estoppel Certificate in the form of EXHIBIT H attached hereto, dated no earlier than five (5) days before the Closing Date, executed by GRS and any guarantor of the GRS Lease. Seller shall use reasonable efforts to obtain such executed tenant estoppel letter in such form prior to Closing. Seller shall deliver such tenant estoppel letter (whether or not in compliance herewith) to Purchaser promptly following Seller's receipt thereof. If Seller does not timely obtain the required tenant estoppel letter, then Purchaser may elect, in lieu of terminating this Agreement as provided below, to adjourn the Closing Date up to twenty (20) days in order to allow more time to obtain the required tenant estoppel letter;

                (b) As of the Closing Date, (i) the GRS Lease shall be in full force and effect, (ii) GRS shall not be in default under its lease of the Property, (iii) GRS shall not have given notice of any default by Seller under the GRS Lease or any intention to terminate the GRS Lease, and (iv) neither GRS nor any guarantor of the GRS Lease shall be the subject of any bankruptcy or other insolvency proceeding.

                (c) All representations of Seller set forth in Section 5.1 shall be true, correct and complete in all material respects as of the Effective Date and shall be true, correct and complete in all material respects as of the Closing Date.

                (d) Seller shall have performed in all material respects all material obligations required to be performed by Seller hereunder prior to or in connection with the Closing.

        6.2. CONDITIONS PRECEDENT OF SELLER. In addition to all other conditions set forth in this Agreement, Seller's obligation to consummate the Closing is subject to the satisfaction of each and every one of the conditions precedent set forth in this Section 6.2 (all of which are for the sole benefit of Seller):

                (a)     All representations of Purchaser set forth in Section
        5.3 shall be true, correct and complete in all material respects as of the Effective Date and shall be true, correct and complete in all material respects as of the Closing Date; and

                (b) Purchaser shall have performed in all material respects all material obligations required to be performed by Purchaser hereunder prior to or in connection with the Closing.

        6.3 FAILURE OF CONDITION PRECEDENT. Upon the failure of any of the conditions precedent set forth in Section 6.1, Purchaser shall have the option to (a) waive such condition precedent and proceed to Closing, or (b) terminate this Agreement by sending written notice to Seller on or before the date of Closing, in which event the Earnest Money shall be returned to Purchaser. Upon the failure of any of the conditions precedent set forth in Section 6.2, Seller shall have the option to (a) waive such condition precedent and proceed to Closing, or (b) terminate this Agreement by sending written notice to Purchaser on or before the date of Closing, in which event the Earnest Money shall be paid over to Seller. If the failure of any of the foregoing


PURCHASE AGREEMENT - Page 11
conditions precedent results from a default by either party hereto, the non-defaulting party shall also have the right to pursue its remedies for such default as set forth in Article VII.


                                   ARTICLE VII

                                     DEFAULT

        7.1 DEFAULT BY PURCHASER. In the event that Purchaser fails to consummate this Agreement in breach of its obligations under this Agreement, Seller shall be entitled, as its sole remedy, to terminate this Agreement and receive the Earnest Money as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof. In the event that Purchaser closes under this Agreement and then fails to fully and timely perform any of its other obligations under this Agreement that survive or are performable after the Closing, Seller may seek all remedies available at law or in equity.

        7.2 DEFAULT BY SELLER. In the event that Seller fails to consummate his Agreement in breach of its obligations under this Agreement, Purchaser shall be entitled, as its exclusive remedies, either (i) to terminate this Agreement by giving written notice thereof to Seller, whereupon neither party shall have any further rights or obligations under this Agreement and the Earnest Money shall be returned to Purchaser, or (ii) to enforce specific performance of Seller's obligations under this Agreement; provided, however, if Seller's default is such that specific performance cannot be granted as a judicial remedy, then Purchaser may seek any and all other remedies available at law or in equity. In the event Purchaser closes under this Agreement and then Seller fails to fully perform any of its other obligations under this Agreement that survive or are performable after the Closing, Purchaser may seek all remedies available at law or in equity.


                                  ARTICLE VIII

                                  RISK OF LOSS

        8.1 MINOR DAMAGE. In the event of loss or damage to the Property or any portion thereof (the "premises in question") which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller performs any necessary repairs or, at Seller's option, reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time (but in no event more than thirty (30) days) in order to allow for the completion of such repairs.

        8.2 MAJOR DAMAGE. In the event of a "major" loss or damage, Purchaser may terminate this Agreement by written notice to Seller, in which event the Earnest Money shall be returned to Purchaser. If Purchaser does not send written notice to Seller that Purchaser has elected to proceed with Closing within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Purchaser shall be deemed to have elected to terminate this Agreement and the Earnest Money shall be returned to Purchaser. If Purchaser sends notice to Seller within such ten (10) day period that Purchaser desires to proceed with Closing, this Agreement shall remain in effect, provided that the Purchase Price shall be reduced by an amount equal to the cost of repairing the Property to its condition prior to the occurrence of


PURCHASE AGREEMENT - Page 12
the major loss or damage. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser. For purposes of Sections 8.1 and 8.2, "major" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the certified opinion of a mutually acceptable architect, equal to or greater than One Hundred Thousand and No/100 Dollars ($100,000.00), and (ii) any loss due to a condemnation.


                                   ARTICLE IX

                                   COMMISSIONS

        9.1 BROKERAGE COMMISSIONS. In the event the transaction contemplated by this Agreement is consummated, but not otherwise, Seller agrees to pay to Stream Dallas Industrial LLP (the "BROKER") a brokerage commission pursuant to a separate written agreement between Seller and Broker. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Broker by, through or on account of any acts of said party or its representatives, said party will hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. In the event the transaction envisioned hereby fails to close for any reason, including without limitation Seller's or Purchaser's default, Seller shall have no obligation for the payment of any commission or similar type fee hereunder. The provisions of this paragraph shall survive Closing.


                                    ARTICLE X

                                  MISCELLANEOUS

        10.1 DISCLAIMERS. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT PURCHASER IS PURCHASING THE PROPERTY "AS IS" AND "WHERE IS," AND WITH ALL FAULTS AND THAT SELLER IS MAKING NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE PROPERTY, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT.

        10.2 ASSIGNMENT. Purchaser shall have the right to assign its rights under this Agreement without the consent of Seller.

        10.3 TITLE POLICY OR ABSTRACT. The Texas Real Estate License Act requires written notice to Purchaser that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser.

        10.4 NOTICES. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) prepaid telegram, telex or telecopy (provided that such telegram, telex or telecopy is confirmed by expedited delivery service or by mail in the manner previously described), sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or telecopy upon receipt. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:


PURCHASE AGREEMENT - Page 13

                IF TO SELLER:           William D. Oates and Marilyn Oates
                                        4900 Lakeside Drive
                                        Dallas, Texas 75205
                                        Fax No. (972) 889-3827

                with a copy to:         Jerry L. Niuman
                                        1901 N. Central Expressway, Suite 200
                                        Richardson, Texas 75080
                                        Fax No. (972) 889-3827

                IF TO PURCHASER:        Behringer Harvard Mid-Term Value
                                        Enhancement Fund I LP
                                        15601 Dallas Parkway, Suite 600
                                        Addison, Texas  75001
                                        Attention:  Jon Dooley
                                        Fax No.  (214) 655-1610

                with a copy to:         Powell & Coleman, L.L.P.
                                        8080 N. Central Expressway, Suite 1380
                                        Dallas, Texas 75206
                                        Attention:  Patrick Arnold
                                        Fax No.  (214) 373-8768

        10.5 CALCULATION OF TIME PERIODS. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday.

        10.6 TIME OF ESSENCE. Seller and Purchaser agree that time is of the essence of this Agreement.

        10.7 SUCCESSORS AND ASSIGNS. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

        10.8 ENTIRE AGREEMENT. This Agreement, including the Exhibits, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior agreements and understandings between the parties pertaining to such subject matter.

        10.9 FURTHER ASSURANCES. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement.

        10.10 ATTORNEYS' FEES. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party all of its reasonable expenses, including reasonable attorneys' fees.


PURCHASE AGREEMENT - Page 14

        10.11 COUNTERPARTS. This Agreement may be executed in several counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

        10.12 SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

        10.13 APPLICABLE LAW. THIS AGREEMENT IS PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS. SELLER AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS. SELLER AND PURCHASER AGREE THAT THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

        10.14   NO THIRD PARTY BENEFICIARY. Except as expressly provided in
Section 6.1(b), the provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

        10.15 EXHIBITS AND SCHEDULES. The following schedules or exhibits attached hereto shall be deemed to be an integral part of this Agreement:

        (a)     EXHIBIT A -     Legal description of the Land
        (b)     EXHIBIT B -     Form of Surveyor's Certificate
        (c)     EXHIBIT C -     Form of Special Warranty Deed
        (d)     EXHIBIT D -     Form of Bill of Sale and Assignment
        (e)     EXHIBIT E -     Form of Assignment and Assumption of Contract
        (f)     EXHIBIT F -     Form of Tenant Notice Letter
        (g)     EXHIBIT G -     FIRPTA Affidavit
        (h)     EXHIBIT H -     Form of Tenant Estoppel
        (i)     EXHIBIT I -     Due Diligence Materials

        10.16 CAPTIONS. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

        10.17 CONSTRUCTION. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.


PURCHASE AGREEMENT - Page 15

        10.18 EXCLUSIVE. Until this Agreement is terminated, Seller will cease its marketing efforts and will not solicit, negotiate or enter into any backup letters of intent, proposals, options or contracts with regard to the purchase and sale of the Property.

        10.19   ACCESS TO RECORDS. For purposes of the fourth sentence of
Section 3.1 of this Agreement, the representations and warranties of Seller contained in Section 5.1 of this Agreement, and Exhibit I to this Agreement, Purchaser understands and recognizes that the Lease with GRS is a "triple net" lease pursuant to which CRG has undertaken the responsibility to pay taxes and assessments, maintain and pay for certain types and limits of insurance coverages, and provide ordinary and routine maintenance with respect to the Property and Improvements. Accordingly, Purchaser understands and recognizes that GRS, not Seller, has possession of many of the records and information relating to the Property and the Improvements that are covered by the aforementioned Sections 3.1 and 5.1 of, and Exhibit I to, this Agreement, that Seller does not have a "property manager" or prepare audited financial statements for the Property as discussed in Section 3.1 hereof, and that Seller does not have available to it any records relating to the Property that are in the possession of GRS except information required to be furnished to Seller pursuant to the Lease.

        10.20 TAX FREE EXCHANGE. In the event that either Seller or Purchaser elect to purchase or sell the Property as part of a like kind exchange pursuant to Section 1031 of the Internal Revenue Code, the other party agrees to cooperate with such party in connection therewith and to execute and deliver all documents which reasonably may be required to effectuate such exchange as a qualified transaction pursuant to Section 1031 of the Code; provided that: (a) the Closing shall not be delayed; (b) the other party incurs no additional cost or liability in connection with the like-kind exchange; (c) such party pays all costs associated with the like-kind exchange; and (d) the other party is not obligated to take title to any other property.

        10.21 EFFECTIVE DATE. Upon execution of this Agreement by Purchaser and delivery of same to Seller, this Agreement shall constitute an offer by Purchaser. The offer by Purchaser herein contained shall automatically be withdrawn and become of no force or effect unless this Agreement is executed by Seller and delivered to the Title Company on or before 5 p.m., Dallas, Texas time, on February 4, 2005. The date of delivery to the Title Company of a fully executed counterpart of this Agreement, as evidenced by the Title Company's notation in the space set forth below, shall be deemed the effective date of this Agreement (the "EFFECTIVE DATE").


PURCHASE AGREEMENT - Page 16

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the Effective Date.

                                SELLER:

Executed by Seller              WILLIAM D. OATES,
this ____ day of                an individual
__________, 2005

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                MARILYN OATES,
                                an individual


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


PURCHASE AGREEMENT - Page 17

Executed by Purchaser           BEHRINGER HARVARD MID-TERM VALUE
this ____ day of                ENHANCEMENT FUND I LP, a Texas limited
__________, 2005                partnership

                                By:     Behringer Harvard Advisors I LP,
                                        a Texas limited partnership
                                        Its General Partner


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


PURCHASE AGREEMENT - Page 18

                         ACKNOWLEDGMENT BY TITLE COMPANY

        The Title Company hereby agrees to perform its obligations under this Agreement and acknowledges receipt of the First Deposit of Earnest Money from Purchaser in the amount of Fifty Thousand and No/100 Dollars ($50,000) on the _____ day of ___________ , 2005, and of a fully executed counterpart of this Agreement on the _____ day of ___________ , 2005, which date shall be deemed the "Effective Date" of this Agreement.

                                REUNION TITLE


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


PURCHASE AGREEMENT - Page 19

                                    EXHIBIT A


                                LEGAL DESCRIPTION


                        [See attached legal description]














PURCHASE AGREEMENT - Page 20

                                    EXHIBIT B

                                     FORM OF
                              SURVEY CERTIFICATION

        I hereby certify to __________________ , a __________________ , and
__________________ Title Insurance Company, that this is a true and correct survey map made on the ground per the field notes indicated on this survey map of (Land lot, etc. and street address of the Property) and correctly shows the true and correct location of the boundary lines and area of the land indicated, the location and dimensions of all buildings and the locations of all other visible improvements on said land, including but not limited to structures, fences, walls and barriers, all parking lots or areas (together with a count of all parking spaces in said lots), out buildings, water courses, and walkways, situated on such land and all easements, utilities, and rights-of-way (visible or of record) of which the undersigned has knowledge or has been advised of. The buildings and improvements do not overhang or encroach upon any easement or right-of-way of others, and there are no encroachments either way across the property lines, except as shown. The property surveyed contains __________________ acres and is not located within a flood plain or mudslide area as defined by the United States Department of Housing and Urban Development under the Flood Disaster Protection Act of 1973 as amended or as scaled on FEMA Flood Insurance Rate MAP No. ________ , dated __________________. The survey correctly shows the location and dimensions of all adjoining alleys, streets, roads and rights-of-way and distance of the subject property from the nearest major street intersection. There are no visible (a) improvements, (b) party walls (c) violations of set backs, (d) water courses, (e) easements, (f) roads, streets or alleys, (g) rights of way, (h) encroachments, (i) discrepancies, or
(j) overlapping or conflicts on the subject property except as shown on this survey map and the subject property does not visibly serve any adjoining property for drainage, ingress, egress or other similar purposes.

        I hereby certify that this survey map and the survey on which it is based were made in accordance with the most current Minimum Detail Requirements for ALTA/ACSM Land Title Surveys, jointly established and adopted by ALTA, ACSM and NSPS 1999, and includes Items 1, 3, 4, 7(a), 8, 9, 10, 11(a), 14 and 15 of
Table A. Pursuant to the accuracy standards as adopted by ALTA, ACSM and NSPS and in effect on the date of this certification, the undersigned further certifies that the positional uncertainties resulting from the survey measurements made on the survey do not exceed the allowable positional tolerance. I further certify that this survey map was prepared by the undersigned and that the survey was performed on the ground by the undersigned or by qualified persons under the direct supervision and employment of the undersigned.


                                By:
                                   ---------------------------------------------
                                Registration No.:
                                                 -------------------------------
                                Date:
                                     -------------------------------------------
                                          (Seal)


PURCHASE AGREEMENT - Page 21

                                    EXHIBIT C


                              SPECIAL WARRANTY DEED


STATE  OF  TEXAS  ss.
                  ss.   KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF ______  ss.


        THAT ___________________ , a ___________________ (herein referred to as
"Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) in hand paid to Grantor by ___________________ , a ____________ (herein referred to as "Grantee"), whose mailing address is ___________________ , and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED unto Grantee that certain tract of real property located in _____ County, Texas, more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes, together with (a) any and all appurtenances belonging or appertaining thereto;
(b) any and all improvements located thereon; (c) any and all appurtenant easements or rights of way affecting said real property and any of Grantor's rights to use same; (d) any and all rights of ingress and egress to and from said real property and any of Grantor's rights to use same; (e) any and all mineral rights and interests of Grantor relating to said real property (present or reversionary); (f) any and all rights to the present or future use of wastewater, wastewater capacity, drainage, water or other utility facilities to the extent same pertain to or benefit said real property or the improvements located thereon, including without limitation, all reservations of or commitments or letters covering any such use in the future, whether now owned or hereafter acquired; and (g) all right, title and interest of Grantor, if any, in and to (i) any and all roads, streets, alleys and ways (open or proposed) affecting, crossing, fronting or bounding said real property, including any awards made or to be made relating thereto including, without limitation, any unpaid awards or damages payable by reason of damages thereto or by reason of a widening of or changing of the grade with respect to same, (ii) any and all strips, gores or pieces of property abutting, bounding or which are adjacent or contiguous to said real property (whether owned or claimed by deed, limitations or otherwise), (iii) any and all air rights relating to said real property, and
(iv) any and all reversionary interests in and to said real property (said real property together with any and all of the related improvements, appurtenances, rights and interests referenced in clauses (a) through (g) above being herein collectively referred to as the "Property").

        This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to the matters described in EXHIBIT B attached hereto and incorporated herein by this reference, to the extent the same are validly existing and applicable to the Property (hereinafter referred to collectively as the "Permitted Exceptions").

        TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns forever, subject to the matters herein stated; and Grantor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject to the Permitted Exceptions.

        Grantor warrants and represents that all ad valorem taxes and assessments on the Property for the year 2004 and all prior years have been fully paid.


PURCHASE AGREEMENT - Page 22

        EXECUTED to be effective as of the ____ day of ________, 20__.

                                        GRANTOR:

                                        [Name of Seller],
                                        a
                                         ---------------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


PURCHASE AGREEMENT - Page 23

THE STATE OF __________ ss.
                        ss.
COUNTY  OF __________   ss.


        BEFORE ME, the undersigned authority, on this day personally appeared _________________, of __________, a ____________, known to me to be the person and whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated for and on behalf of said ___________ .

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _________, 20__.



                                ------------------------------------------------
                                Notary Public in and for
                                the State of
                                             -----------------------------------

                                ------------------------------------------------


                                Printed/Typed Name of Notary

                                My commission expires:

                                ------------------------------------------------


PURCHASE AGREEMENT - Page 24

                                    EXHIBIT D


                           BILL OF SALE AND ASSIGNMENT


STATE OF TEXAS  ss.
                ss.      KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _____ ss.


        THAT this BILL OF SALE AND ASSIGNMENT (this "Bill of Sale") is made from, a ____________________ ("Assignor") to ____________________ , a _________
("Assignee").

                                    RECITALS


        A. Concurrently with the execution and delivery of this Bill of Sale, Assignor is conveying to Assignee, by Special Warranty Deed (the "Deed") that certain tract of land (the "Land") more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the "Improvements").

        B. Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain the Assigned Properties (as hereafter defined), subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER to Assignee the following (collectively, the "Assigned Properties"):

                (a) The personal property owned by Assignor upon the Land or within the Improvements, including specifically, without limitation, the personal property described on EXHIBIT B attached hereto and made a part hereof and all heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property used in connection with the operation of the Land and the Improvements (collectively, the "Personal Property"); and

                (b)     All of Assignor's right, title and interest in and to
        (i) all warranties and guaranties (express or implied) issued to Assignor in connection with the Land, Improvements or the Personal Property; (ii) all licenses, permits, certificates of occupancy and other consents or approvals from governmental authorities or private parties which relate to the Land, Improvements, or Personal Property;
        (iv) all other intangible property associated with the use or operation of the Land, Improvements or Personal Property, including specifically, without limitation, any and all other trade names or logos used by Assignor in the operation of the Land, Improvements or Personal Property; and (v) all plans, specifications, drawings, reports, studies, books, records and other documents pertaining to the Land, Improvements or Personal Property.

        TO HAVE AND TO HOLD the Assigned Properties unto Assignee, its successors and assigns, forever, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND, all and singular, title to the Assigned Properties unto Assignee, its successors and assigns, against every


PURCHASE AGREEMENT - Page 25
person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Assignor, but not otherwise, subject to the Permitted Exceptions described in the Deed.

        EXECUTED to be effective as of the ____ day of __________ , 20__.


                                        ASSIGNOR:


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF  _____         ss.

        This instrument was acknowledged before me on ______, 20__, by ___________ , _________ of ______________ , a ______________________ , on behalf of said corporation.


                                ------------------------------------------------
                                Notary Public in and for the
                                State of Texas


                                ------------------------------------------------
                                Printed/Typed Name of Notary


                                My Commission Expires:
                                                      --------------------------


PURCHASE AGREEMENT - Page 26

                                    Exhibit E

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS


THE STATE OF TEXAS   ss.
                     ss.    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _____      ss.


        THAT this ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this "Assignment") is made by and between ________________ , a ______________________________________,
("Assignor"), and _______________ , a _______________ ("Assignee").

                                    RECITALS

        A. Concurrently with the execution and delivery of this Assignment, Assignor is conveying to Assignee by Special Warranty Deed (the "Deed") that certain tract of land (the "Land") more specifically described in EXHIBIT A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the "Improvements") and the personal property owned by Assignor upon the Land or within the Improvements (the "Personal Property").

        B. Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain, all of Assignor's right, title and interest in and to the Contracts (as hereinafter defined), subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby SELL, ASSIGN, CONVEY, TRANSFER, SET-OVER and DELIVER unto Assignee all of Assignor's right, title and interest in and to the following (collectively, the "Contracts").

                (a) all oral or written agreements pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Assignor (collectively, the "Leases"), such Leases being more particularly described in EXHIBIT B attached hereto and made a part hereof; and

                (b) the contracts relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property that are listed on EXHIBIT C attached hereto and made a part hereof.

        This Assignment is made by Assignor and accepted by Assignee subject to the "Permitted Exceptions" described in the Deed, to the extent that same are validly existing and affect the Contracts. Assignor represents to Assignee that
(i) there are no Contracts affecting the Property other than those listed on EXHIBIT B and EXHIBIT C attached hereto; (ii) Assignor is not in default under any of the Contracts, nor does any default exist on the part of the other party thereto; and (iii) Assignor has full right, power and authority to assign the Contracts to Assignee.


PURCHASE AGREEMENT - Page 27

        By execution of this Assignment, Assignee assumes and agrees to perform all of the covenants, agreements and obligations under the Contracts binding on Assignor or the Land, Improvements, or Personal Property (such covenants, agreements and obligations being herein collectively referred to as the "Contractual Obligations"), as such Contractual Obligations shall arise or accrue from and after the date of this Assignment. Assignee hereby agrees to indemnify, hold harmless and defend Assignor from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney's fees) arising as a result of or with respect to any of the Contractual Obligations that are attributable to the period of time from and after the date of this Assignment.

        Assignor agrees to indemnify, hold harmless and defend Assignee from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney's fees) arising as a result of or with respect to any of the Contractual Obligations that are attributable to the period of time prior to the date of this Assignment.

        TO HAVE AND TO HOLD all and singular the Contracts unto Assignee, its successors and assigns, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER defend all and singular the Contracts unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or attempting to claim the same, or any part thereof, by, through or under Assignor, but not otherwise, subject to the Permitted Exceptions described in the Deed.

        EXECUTED to be effective as of the __ day of _______ , 20__.

                                        ASSIGNOR:

                                        ----------------------------------------
                                        a
                                         ---------------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        ASSIGNEE:

                                        ----------------------------------------
                                        a
                                         ---------------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


PURCHASE AGREEMENT - Page 28

THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF _____         ss.

        This instrument was acknowledged before me on the __ day of ___________, 20__ , by ___________ , as ________ of _______________ , a ________________ , on
behalf of said _________ .


                                ------------------------------------------------
                                Notary Public in and for the
                                State of Texas


                                ------------------------------------------------
                                (Printed Name of Notary)


                                My Commission Expires:
                                                      --------------------------


THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF ______        ss.

        This instrument was acknowledged before me on the __ day of ___________, 20__ , by ___________ , as ________ of _______________ , a ________________ , on
behalf of said _________ .


                                ------------------------------------------------
                                Notary Public in and for the
                                State of Texas


                                ------------------------------------------------
                                (Printed Name of Notary)


                                My Commission Expires:
                                                      --------------------------


PURCHASE AGREEMENT - Page 29

                                    EXHIBIT F

                           TENANT NOTIFICATION LETTER

                                     , 2005


[Name and Address of Tenant]

        Re:     Sale of

Gentlemen:

        Please be advised that ________________ ("Purchaser") has purchased the captioned property, in which you occupy space as a tenant pursuant to a lease dated _______ ___, 19__ (the "Lease"), ______________ (" "), the previous owner thereof. In connection with such purchase, _____________ has assigned its interest as landlord in the Lease to Purchaser and has transferred your security deposit in the amount of $ (the "Security Deposit") to Purchaser. Purchaser specifically acknowledges the receipt of and responsibility for the Security Deposit.

        All rental and other payments that become due subsequent to the date hereof should be payable to ____________ and should be addressed as follows:




        In addition, all notices from you to the landlord concerning any matter relating to your tenancy should be sent to the address above.

                                        Very truly yours,


                                        ---------------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        ---------------------------------------

                                        ---------------------------------------


                                        ---------------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


PURCHASE AGREEMENT - Page 30

                                    EXHIBIT G

                                FIRPTA AFFIDAVIT

STATE OF TEXAS      ss.
                    ss.   KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ______    ss.

        Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform ______________________ , a ("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest by _________________ ("Transferor"), the undersigned hereby certifies as follows:

        1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

        2.      Transferor's U.S. employer identification number is: # ;

        3.      Transferor's office address is , .

                Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

                Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

        EXECUTED effective as of the ____ day of ____________ , 20__.


                                        ----------------------------------------
                                        a
                                         ---------------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


PURCHASE AGREEMENT - Page 31

        SWORN TO AND SUBSCRIBED BEFORE ME this ____ day of __________ , 20__.


                                ------------------------------------------------
                                Notary Public in and for the
                                State of Texas


                                ------------------------------------------------
                                Printed/Typed Name of Notary


                                My Commission Expires:

                                ------------------------------------------------


PURCHASE AGREEMENT - Page 32

                                    EXHIBIT H


                                 TENANT ESTOPPEL


                              [TENANT'S LETTERHEAD]


                                __________, 2005


Behringer Harvard Mid-Term Value Enhancement Fund I LP
15601 Dallas Parkway, Suite 600
Addison, Texas  75001
Attention:  Jon Dooley

[PURCHASER]




        Re: Lease Agreement dated September 24, 2000 (the "LEASE") executed between William D. Oates and Marilyn Oates, as landlord (collectively, "LANDLORD") and Government Record Services, Inc., a Texas corporation, as tenant ("TENANT"), demising certain premises ("PREMISES") in the building having a street address of 2800 Mockingbird, Dallas, Texas

------------------------------------------------------

Gentlemen:

        The undersigned is the Tenant under the captioned Lease. It is our understanding that Behringer Harvard Mid-Term Value Enhancement Fund I LP, or its affiliate or assignee ("Purchaser"), is purchasing the interest of Landlord in certain property ("Property") which includes the Premises and that Purchaser will be relying upon each of the statements contained herein in connection with such purchase. Accordingly, the undersigned hereby ratifies the Lease and certifies to Purchaser as follows:

        1. Attached to this letter as EXHIBIT A (and made a part hereof by this reference) is a true, correct and complete copy of the Lease (including all addendums, riders, amendments, modifications and supplements thereto). The Lease has not been assigned, sublet, modified, changed, altered or amended in any respect except as reflected in EXHIBIT A hereto, and no other instrument or agreement, whether oral or written, affects Tenant's right to use or occupy Tenant's space. The Lease contains the entire agreement between Tenant and Landlord as to the leasing of the Premises, including specifically, without limitation, all agreements concerning any free rent, partial rent, rebate of rental payments or any other type of rental or other economic inducement.

        2. The Lease is for a total term of one hundred twenty (120) calendar months, beginning on the commencement date of October 1, 2000, and ending on the expiration date of September 31, 2010, unless sooner terminated or extended pursuant to the provisions of the Lease. Tenant accepted possession of the Premises on October 1, 2000. The obligations of Tenant under the Lease are guaranteed by (a) Affiliated


PURCHASE AGREEMENT - Page 33

Computer Services, Inc., a Delaware corporation, pursuant to that certain Guaranty dated as of December 29, 2000, and (b) Tyler Technologies, Inc., a Delaware corporation, pursuant to that certain Guaranty dated as of September 29, 2000.

        4. The Premises is presently comprised of square feet and Tenant is currently paying $ per month as fixed rental to Landlord under the Lease. In addition to fixed rental, Tenant is currently obligated to pay a proportionate share of real property taxes and operating expenses as set forth in the Lease.

        5. Tenant has no right to lease or occupy any parking spaces within the Property except as set forth in the Lease.

        6. Tenant does not have any right to renew or extend the term of the Lease except as may be expressly set forth in the Lease, nor does Tenant have (a) any option or preferential right to purchase all or any part of the Premises or all or any part of the Property, or (b) any right, title or interest with respect to the Premises other than as Tenant under the Lease. There are no understandings, contracts, agreement or commitments of any kind whatsoever with respect to the Premises, except as expressly provided in the Lease.

        7. Tenant has not assigned, transferred, or hypothecated its interest under the Lease, and, to the best knowledge of Tenant, Landlord is the current landlord under the Lease.

        8. Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. All conditions under the Lease to be performed by Landlord have been satisfied. Without limiting the generality of the foregoing, all improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any tenant construction allowances have been paid in full, and all duties of an inducement nature required of Landlord in the Lease have been fulfilled to Tenant's satisfaction.

        9. Tenant has no defenses against the enforcement of the Lease by Landlord and Tenant knows of no present controversy, dispute, quarrel or disagreement which exists between Landlord and Tenant with respect to Tenant's tenancy. Without limiting the generality of the foregoing, Tenant is not currently entitled to any offsets or credits against rentals payable under the Lease.

        10. Tenant is not in any respect in default in the performance of the terms and provisions of the Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. Without limiting the generality of the foregoing, Tenant is current in its rental obligation under the Lease.

        11. Tenant has paid to Landlord a security deposit in the amount of $_____________. Tenant has no claim against Landlord for any other security, rental, cleaning access card, key or other deposits or any prepaid rentals, except as follows:________________________.

        12. The undersigned will attorn to and recognize Purchaser (including, as aforesaid, in such term any assignee or affiliate of Behringer Harvard Mid-Term Value Enhancement Fund I LP) as the Landlord under the Lease and will pay all rents and other amounts due thereunder to Purchaser upon notice to Tenant that Purchaser has become the owner of Landlord's interest in the Premises under the Lease.

        13. The individual executing this letter on behalf of Tenant has full authority to make the certifications set forth herein and to bind Tenant hereto.


PURCHASE AGREEMENT - Page 34

        Tenant makes the above certifications and representations for the benefit and protection of Purchaser and to induce Purchaser to purchase the interest of Landlord in the Property, and with the intent and understanding that they will be relied upon by Purchaser in the closing of such purchase.

                                        Very truly yours,

                                        GOVERNMENT RECORD SERVICES, INC.
                                        a Texas corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


PURCHASE AGREEMENT - Page 35

                              JOINDER OF GUARANTORS

        Each of the undersigned joins in the execution of this Tenant Estoppel for the purpose of confirming to and for the benefit of Purchaser (a) that the guaranty of Tenant's obligations under the Lease executed by the undersigned remain in full force and effect, and (b) that the undersigned has no defenses or offsets to its obligations under the guaranty of the Lease executed by the undersigned. The undersigned understands that Purchaser will rely upon the foregoing confirmations.


                                        AFFILIATED COMPUTER SERVICES, INC.
                                        a  Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        TYLER TECHNOLOGIES, INC.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


PURCHASE AGREEMENT - Page 36

                                    EXHIBIT I


                             DUE DILIGENCE MATERIALS

        1. Copies of all records, instruments, contracts, licenses, permits, plans, specifications, reports, studies and agreements in Seller's possession or reasonably available to Seller which affect the ownership or operation of the Property.

        2. Copies of any and all Leases and lease files, service contracts, construction contracts, warranties and guaranties relating to the Property.

        3.      An inventory of the Personal Property.

        4. A rent roll for the Property as of or subsequent to the date hereof and showing for each unit of space the tenant name, unit name, unit number, monthly rental, security deposit held, any defaults in any Lease and the expiration date of each Lease.

        5. Insurance information for the Property in the possession of or reasonably available to Seller, including the type and limits of coverage currently in place, the premiums paid by Seller therefor, and the loss history in respect of the Property.

        6. Architectural drawings and plans and specifications for the Improvements which are in the possession of Seller or reasonably available to Seller.

        7. Financial information for the Property in the possession of Seller or reasonably available to Seller (including, without limitation, monthly and annual operating statements and reconciliation statements in the possession of Seller or reasonably available to Seller) for the previous three (3) full calendar years and for 2005 (broken down by months for 2005) through the date hereof.

        8. A list of all pending or threatened litigation or arbitration proceedings wherein Seller is a defendant or which affect the operation of the Property or which involve both Seller and any current tenant of the Property.

        9. A summary of all capital expenditures made by Seller during its ownership of the Property, to the extent such expenditures are reflected in the books and records maintained by Seller.

        10. A list of all claims made under insurance policies covering the Property.

        11. Evidence from the Secretary of State of Texas or Information America showing any UCC-1 financing statements relating to Seller or the Property.

        12. Such other documents and information in the possession of Seller or reasonably available to Seller as Purchaser may reasonably request in connection with its inspection of the Property and the documents relating thereto.


PURCHASE AGREEMENT - Page 37